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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We consent to the incorporation in this Registration Statement of Globix
Corporation on Form S-8 of our report dated December 1, 2004, appearing in the Annual Report on Form 10-K of Globix Corporation for the year ended September 30, 2004, and to the reference to us under the heading "Experts" in this Registration Statement.


/s/ Amper, Politziner and Mattia, PC
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Edison, New Jersey
March 29, 2005